UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

☑	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Lockheed Martin Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Vote by Internet
•Go to www.investorvote.com/LMT
•Or scan the QR code with your smartphone
•Follow the steps outlined on the secure website

Stockholder Meeting Notice
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

Important Notice Regarding the Availability of Proxy Materials for the Lockheed Martin Corporation Stockholder Meeting to be Held on April 27, 2023.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The proxy statement and annual report to stockholders are available at www.investorvote.com/LMT.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 14, 2023, to facilitate timely delivery.

Easy Online Access — View your proxy materials and vote.
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.investorvote.com/LMT.
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares

www.investorvote.com/LMT

When you go online, you can also help the environment and reduce costs by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 14, 2023 to facilitate timely delivery.

Stockholder Meeting Notice

The Lockheed Martin Corporation Annual Meeting of Stockholders will be held on Thursday, April 27, 2023 at 9:00 a.m. ET, virtually via the Internet at www.meetnow.global/LMT2023.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. Proposal 1: Election of Directors (see below): The Board of Directors recommends a vote FOR all of the nominees.
01 - Daniel F. Akerson
02 - David B. Burritt
03 - Bruce A. Carlson
04 - John M. Donovan
05 - Joseph F. Dunford, Jr.
06 - James O. Ellis, Jr.
07 - Thomas J. Falk
08 - Ilene S. Gordon
09 - Vicki A. Hollub
10- Jeh C. Johnson
11- Debra L. Reed-Klages
12- James D. Taiclet
13- Patricia E. Yarrington
Proposals: The Board of Directors recommends a vote FOR Proposals 2 and 4, and 1 YEAR for Proposal 3.
2.Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)
3.Advisory Vote on the Frequency of Advisory Votes to Approve the Compensation of our Named Executive Officers
4.Ratification of the Appointment of Ernst & Young LLP as our Independent Auditors for 2023
The Board of Directors recommends a vote AGAINST Proposals 5, 6 and 7.
5.Stockholder Proposal Requiring Independent Board Chairman
6.Stockholder Proposal to Issue a Human Rights Impact Assessment Report
7.Stockholder Proposal to Issue a Report on the Company’s Intention to Reduce Full Value Chain GHG Emissions

Such other business that may properly come before the meeting and any adjournment or postponements.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone or request a paper copy of the proxy materials to receive a proxy card (registered holders) or a voting direction card (Savings Plan Participants).

Here’s how to request a copy of the proxy materials and select delivery preferences:
Current and future delivery requests (for registered holders) can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials.

If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
—Internet – Go to www.investorvote.com/LMT.
—Phone – Call us free of charge at 1-866-641-4276.
—Email – Send an email to investorvote@computershare.com with “Proxy Materials Lockheed Martin Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials

To facilitate timely delivery, requests for a paper copy of proxy materials for this stockholder meeting must be received by April 14, 2023.

March 15, 2023

Important Notice Regarding Availability of Lockheed Martin Proxy Materials

Maryanne Lavan
Senior Vice President,
General Counsel and
Corporate Secretary

This message is being sent to Lockheed Martin Savings Plan participants

Lockheed Martin savings plan participants are the largest holders of our common stock (representing over 10% of our outstanding shares). As a Lockheed Martin savings plan participant, you are entitled to vote your shares held through the Lockheed Martin savings plans on the matters to be voted upon at the Corporation's Annual Meeting of Stockholders on April 27, 2023.

Tomorrow, you will receive an email from Computershare Trust Company, N.A. (cpucommunications.com), our independent registrar and transfer agent, with a subject line of "Important Notice Regarding Availability of Lockheed Martin Proxy Materials." The email will include a link to the Corporation's 2022 Annual Report and 2023 Proxy Statement (together, the Proxy Materials). It will also contain information on how to vote your shares confidentially through the Internet or by telephone.

A hard copy of the Proxy Materials can be requested free of charge by calling 1-866-641-4276.

Thank you for your continued focus as we work together to support our customers and our workplace.

Email to Employee Plan Participants (to be sent 03/16/2023)

Email subject will be:
Important Notice Regarding Availability of Lockheed Martin
Proxy Materials

Annual Report, Proxy Statement and Voting Instructions for the Lockheed Martin Corporation Annual Meeting of Stockholders on April 27, 2023

Proxy Login Control Number:

To: Lockheed Martin Corporation Savings Plan Participants

As a Lockheed Martin Corporation savings plan participant, you are receiving this email to notify you that you may conveniently access your Proxy Materials and vote online at www.investorvote.com/LMT. To view the Proxy Materials and cast your vote, enter the Proxy Login Control Number above (without any spaces) and follow the on-screen instructions.

To obtain a hard copy of Proxy Materials (free of charge) call 1-866-641-4276
Voting deadline:
•11:59 p.m., Eastern Daylight Time, on Monday, April 24, 2023

Please note that you may receive multiple proxy packages and voting instructions (electronically and/or by mail). These materials may not be duplicates as you may hold shares of Lockheed Martin stock in multiple accounts. Please be sure to vote all of your shares in each of your accounts in accordance with the directions on the proxy card(s) and/or voting instruction form(s) you receive.

Please cast your vote today!

Computershare Trust Company, N.A.
Independent Registrar and Transfer Agent for Lockheed Martin Corporation

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Lockheed Martin Corporation
Annual Meeting of Stockholders
April 27, 2023, at 9:00 a.m. Eastern Daylight Time

Control Number:[[SingleControlNumber]]

To: [[Registration]]

Lockheed Martin Corporation’s 2023 Annual Meeting Materials including the 2022 Annual Report and 2023 Proxy Statement are now available online. You may also vote your shares online for the Annual Meeting of Stockholders.

To view the Proxy Statement and Annual Report visit: www.edocumentview.com/LMT

To cast your vote, please visit www.investorvote.com/LMT and follow the on-screen instructions. You will be prompted to enter the Proxy Login Control Number above in this e-mail to access this voting site.

You may also vote your shares by telephone by calling (800) 652-8683 within the U.S. and Canada and (781) 575-2300 from other countries. Follow the instructions provided by the recorded message.

Thank you for submitting your very important vote.

Questions? For additional assistance regarding your account please visit www.computershare.com/ContactUs where you will find useful FAQs, phone numbers and our secure online contact form.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response.